Exhibit 99.1

Teradyne Announces Third Quarter, 2008 Results

NORTH READING, Mass. — (BUSINESS WIRE) —Oct. 22, 2008—

Teradyne, Inc. reported sales of $297 million in the third quarter of 2008. Income from continuing operations in the quarter was $15.1 million, or $0.09 per diluted share on a non-GAAP basis, and the loss from continuing operations was $23.5 million or $0.14 per diluted share on a GAAP basis. Bookings for the third quarter were $198 million.

“The current economic unrest has rippled very quickly through the semiconductor sector, and is now affecting System-On-a-Chip test buying,” said Mike Bradley, Teradyne president and CEO. “While Integrated Device Manufacturers’ capital spending held up through the third quarter, our Outsourced Semiconductor Assembly and Test customers had a strong pull-back in capacity additions. We’re not expecting any short-term rebound, so our fourth quarter guidance has been adjusted accordingly. In addition we’re scaling back our spending in anticipation of this uncertain environment. Our priorities remain focused on customer support, new product development and continued improvement in our over-the-cycle financial performance.”

Guidance for the fourth quarter of 2008, excluding the impact of the pending Eagle Test Systems acquisition, is for sales of $190 million to $220 million, with a loss per share between $0.07 and $0.18 on a non-GAAP basis. Non-GAAP guidance excludes restructuring and other charges, net, as well as acquired intangible asset amortization.

Webcast

A webcast to discuss third quarter 2008 results and management’s business outlook will be held at 10 a.m. Eastern Time, Thursday, October 23. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins. The webcast replay will be available on www.teradyne.com. In addition, a replay will be available within approximately 24 hours after the call. The replay number in the U.S. & Canada is 800-642-1687. The replay number outside the U.S. & Canada is 706-645-9291. The pass code for both numbers is 68771031. The replay will be available via phone and website through November 6.

Non-GAAP Results and Guidance

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided as a complement to results provided in accordance with GAAP. Teradyne reports non-GAAP results in order to better assess and reflect operating performance. Management believes the non-GAAP measures help indicate Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of our current core business or future outlook. Teradyne believes these non-GAAP measures will aid investors’ overall understanding of its results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how Teradyne plans and measures its own business. Teradyne’s earnings per share guidance is only provided on a non-GAAP basis due to the difficulty in forecasting and quantifying the amounts that would be required to be included in the GAAP measure for restructuring and other charges, net, as well as intangible asset amortization expense. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investors” and then selecting the “GAAP to Non-GAAP Reconciliation” link. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About Teradyne, Inc.

Teradyne (NYSE:TER) is a leading supplier of Automatic Test Equipment used to test complex electronics used in the consumer electronics, automotive, computing, telecommunications, and aerospace and defense industries. In 2007, Teradyne had sales of $1.1 billion and currently employs about 3,600 people worldwide. For more information, visit www.teradyne.com. Teradyne® is a registered trademark of Teradyne, Inc. in the U.S. and other countries. All product names are trademarks of Teradyne, Inc. (including its subsidiaries) or their respective owners.

Safe Harbor Statement

The forward-looking statements included in this release are made only as of the date of publication. Teradyne disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

This release contains forward-looking statements regarding future business prospects and market conditions. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees. You can generally identify these forward-looking statements based on the context of the statements and by the fact that they use words such as “will,” “anticipate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. There can be no assurance that management’s estimates of our future results or other forward looking statements will be achieved. Important factors that could cause actual results to differ materially from those presently expected include: conditions affecting the markets in which Teradyne operates including uncertainties related to the global economy in general; continued volatility and further deterioration in the financial markets, including uncertainties and disruptions in credit markets and the availability of credit; delays in new product introductions; decreased product demand; lack of customer acceptance of new products; the ability to realize synergies and cost savings from the integration of Nextest Systems Corporation and (once acquired) Eagle Test Systems with Teradyne’s existing operations; the ability to consummate the planned acquisition of Eagle Test Systems, Inc. and other events, factors and risks previously and from time to time disclosed in filings with the SEC, including, but not limited to, Teradyne’s annual report on Form 10-K for the fiscal year ended December 31, 2007.

TERADYNE, INC. REPORT FOR THIRD FISCAL QUARTER OF 2008

CONDENSED CONSOLIDATED OPERATING STATEMENTS

(In thousands, except per share amounts)

	Quarter Ended:			Nine Months Ended:
	September 28, 2008	June 29, 2008	September 30, 2007	September 28, 2008	September 30, 2007
Net Revenues	$297,255	$317,705	$299,461	$912,275	$841,864
Cost of Revenues (1)(2)(3)	169,325	163,857	155,215	491,994	447,001

Gross Profit	127,930	153,848	144,246	420,281	394,863
Operating Expenses:
Engineering and Development (3)	52,969	56,154	52,245	164,272	153,924
Selling and Administrative (3)	58,614	65,463	62,178	189,298	187,307
Acquired Intangible Asset Amortization	5,034	4,774	954	13,671	2,820
In-process Research and Development	—	—	—	1,100	16,700
Restructuring and Other, net (4)	28,589	12,726	(3,119)	53,100	(304)

Operating Expenses	145,206	139,117	112,258	421,441	360,447
(Loss)/Income from Operations	(17,276)	14,731	31,988	(1,160)	34,416
Interest & Other, net (5)	(3,111)	2,448	7,927	4,419	29,870

(Loss)/Income from Continuing Operations Before Income Taxes	(20,387)	17,179	39,915	3,259	64,286
Income Tax Provision	3,070	6,100	4,717	13,270	9,556

(Loss)/Income from Continuing Operations	(23,457)	11,079	35,198	(10,011)	54,730
Income from Discontinued Operations Before Income Taxes	768	—	6,084	768	6,795
Income Tax Provision	—	—	293	—	518

Income from Discontinued Operations	768	—	5,791	768	6,277
Net (Loss)/Income	$(22,689)	$11,079	$40,989	(9,243)	$61,007

(Loss)/Income per Common Share from Continuing Operations:

Basic	$(0.14)	$0.06	$0.19	$(0.06)	$0.29

Diluted	$(0.14)	$0.06	$0.19	$(0.06)	$0.29

Net (Loss)/Income per Common Share:

Basic	$(0.13)	$0.06	$0.22	$(0.05)	$0.33

Diluted	$(0.13)	$0.06	$0.22	$(0.05)	$0.32

Weighted Average Common Shares—Basic	168,769	170,644	183,566	171,058	187,527

Weighted Average Common Shares—Diluted	168,769	174,096	185,298	171,058	189,222

Net Orders	$198,072	$307,940	$273,332	$827,067	$825,860

(1)    For the quarter ended September 28, 2008 and nine months ended September 28, 2008, Cost of Revenues includes a provision of $20.6 million for excess inventory in the Semiconductor Test Division.

(2)    For the quarter ended September 28, 2008, nine months ended September 28, 2008 and nine months ended September 30, 2007, cost of revenues included credits of $0.5 million, $1.4 million and $0.5 million, respectively, related to previously written off inventory in the Semiconductor Test Division. For the nine months ended September 28, 2008, cost of revenues also included an added cost of $4.3 million for Nextest inventory step-up as a result of purchase accounting.

(3)    Includes the following amounts related to stock-based compensation:

	September 28, 2008	June 29, 2008	September 30, 2007	September 28, 2008	September 30, 2007
Cost of Revenues	$796	$898	$1,059	$2,557	$3,732
Engineering and Development	1,626	1,809	1,729	5,067	6,091
Selling and Administrative	2,665	2,960	2,789	8,285	9,822

	$5,087	$5,667	$5,577	$15,909	$19,645

(4) Restructuring and Other, net consists of:
	Quarter Ended:			Nine Months Ended:
	September 28, 2008	June 29, 2008	September 30, 2007	September 28, 2008	September 30, 2007
Loss/(Gain) on Sale of Real Estate	$22,565	$(1,682)	$(3,628)	$20,883	$(3,597)
Facility Related	3,404	8,348	—	16,424	(16)
Employee Severance	2,620	5,510	2,291	15,243	5,997
Long-Lived Asset Impairment	—	550	—	550	—
Insurance Gain from Taiwan fire	—	—	(1,782)	—	(1,782)
Gain on Sale of Product Lines	—	—	—	—	(906)

	$28,589	$12,726	$(3,119)	$53,100	$(304)

(5)    For the quarter and nine months ended September 28, 2008, Interest and Other, net included an $8.5 million other-than-temporary impairment of marketable securities, $2.8 million gain on sale of an equity investment, $1.4 million gain on life insurance and a $1.2 million charge for acquisition financing fees. For the nine months ended September 30, 2007, Interest and Other, net included a $1.8 million gain for the recognition of fair value of an asset related to an equity investment.

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

	September 28, 2008	December 31, 2007
Assets
Cash and Cash Equivalents	$292,573	$562,371
Marketable Securities	15,502	75,593
Accounts Receivable	193,870	189,487
Inventories	120,647	80,313
Deferred Tax Assets	30,814	3,216
Prepayments and Other Current Assets	44,088	33,953

	697,494	944,933

Net Property, Plant and Equipment	295,168	352,707
Long-term Marketable Securities	159,901	104,978
Goodwill	242,521	69,147
Intangible and Other Assets	116,661	30,847
Retirement Plans Assets	48,854	46,396
Long-term Deferred Tax Assets	—	6,280

	$1,560,599	$1,555,288

Liabilities
Accounts Payable	64,206	57,426
Accrued Employees' Compensation and Withholdings	62,664	71,691
Deferred Revenue and Customer Advances	67,794	41,928
Other Accrued Liabilities	54,800	47,002
Income Taxes Payable	238	5,187

	249,702	223,234

Retirement Plans Liabilities	74,958	80,388
Deferred Tax Liabilities	21,351	—
Other Long-term Liabilities	27,056	22,492

	373,067	326,114

Shareholders' Equity	1,187,532	1,229,174

	$1,560,599	$1,555,288

GAAP to Non-GAAP Earnings Reconciliation

References by the Company to non-GAAP income and non-GAAP income per share refer to income from continuing operations or income per common share from continuing operations excluding in-process research and development, restructuring and other, net, certain inventory provision reversals and fair value inventory step-up related to Nextest, certain interest and other, net, and acquired intangible asset amortization, as well as applicable adjustments to profit sharing and income taxes due to these exclusions. GAAP requires that these items be included in determining income from continuing operations. Non-GAAP income from continuing operations (which is the basis for non-GAAP income per share) gives an indication of Teradyne’s baseline performance before gains, losses or other charges that are may not be indicative of our current core business or future outlook. The Company believes these non-GAAP measures will aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how the Company plans and measures its own business. However, the presentation of non-GAAP measures is not meant to be considered in isolation or as a substitute for, or superior to, financial information provided in accordance with GAAP.

	Quarter Ended:						Nine Months Ended:
	September 28, 2008		June 29, 2008		September 30, 2007		September 28, 2008		September 30, 2007
(in millions, except per share data)
Net Revenues	$297.3		$317.7		$299.5		$912.3		$841.9
Gross Margin - GAAP (1)	$127.9	43.0%	$153.8	48.4%	$144.2	48.2%	$420.3	46.1%	$394.9	46.9%
Nextest inventory step-up reversal (2)	—		—		—		4.3		—
Inventory provision reversal (3)	(0.5)		—		—		(1.4)		(0.5)

Gross Margin - non-GAAP	$127.4	42.9%	$153.8	48.4%	$144.2	48.2%	$423.2	46.4%	$394.4	46.8%
(Loss)/Income from Operations - GAAP	$(17.3)	-5.8%	$14.7	4.6%	$32.0	10.7%	$(1.2)	-0.1%	$34.4	4.1%
Restructuring and other, net (4)	28.6		12.7		(3.1)		53.1		(0.3)
Acquired intangible asset amortization	5.0		4.8		1.0		13.7		2.8
Inventory provision reversal (3)	(0.5)		—		—		(1.4)		(0.5)
Nextest inventory step-up reversal (2)	—		—		—		4.3		—
In-process research and development (5)	—		—		—		1.1		16.7
Profit sharing adjustment (6)	—		(0.7)		—		(1.5)		(1.6)

Income from Operations - non-GAAP	$15.8	5.3%	$31.5	9.9%	$29.9	10.0%	$68.1	7.5%	$51.5	6.1%

(Loss)/Income from Continuing Operations - GAAP	$(23.5)	-7.9%	$11.1	3.5%	$35.2	11.8%	$(10.0)	-1.1%	$54.7	6.5%
Restructuring and other, net (4)	28.6		12.7		(3.1)		53.1		(0.3)
Acquired intangible asset amortization	5.0		4.8		1.0		13.7		2.8
Interest and other, net (7)	5.5		—		—		5.5		(1.8)
Inventory provision reversal (3)	(0.5)		—		—		(1.4)		(0.5)
Nextest inventory step-up reversal (2)	—		—		—		4.3		—
In-process research and development (5)	—		—		—		1.1		16.7
Profit sharing adjustment (6)	—		(0.7)		—		(1.5)		(1.6)
Income tax adjustment (8)	—		0.2		(0.4)		0.2		(0.3)

Income from Continuing Operations - non-GAAP	$15.1	5.1%	$28.1	8.8%	$32.7	10.9%	$65.0	7.1%	$69.7	8.3%

GAAP (Loss)/Income per Common Share from Continuing Operations - Basic	$(0.14)		$0.06		$0.19		$(0.06)		$0.29

Non-GAAP Income per Common Share from Continuing Operations - Basic	$0.09		$0.16		$0.18		$0.38		$0.37

GAAP and Non-GAAP Weighted Average Common Shares - Basic	168.8		170.6		183.6		171.1		187.5
GAAP (Loss)/ Income per Common Share from Continuing Operations - Diluted	$(0.14)		$0.06		$0.19		$(0.06)		$0.29

Non-GAAP Income per Common Share from Continuing Operations - Diluted	$0.09		$0.16		$0.18		$0.37		$0.37

GAAP Weighted Average Common Shares - Diluted	168.8		174.1		185.3		171.1		189.2
Non-GAAP Weighted Average Common Shares - Diluted	170.3		174.1		185.3		173.4		189.2

(1) For the quarter ended September 28, 2008 and nine months ended September 28, 2008, Gross Margin includes a provision for excess inventory in the Semiconductor Test Division.

(2) Reversal of Nextest purchase accounting inventory step-up.

(3) Reversal of previously written off inventory for non-FLEX products in the Semiconductor Test Division.

(4) Restructuring and other, net consists of (in millions):

	Quarter Ended:						Nine Months Ended:
	September 28, 2008		June 29, 2008		September 30, 2007		September 28, 2008		September 30, 2007
Loss/(Gain) on sale of real estate	$22.6		$(1.7)		$(3.6)		$20.9		$(3.6)
Facility related	3.4		8.3		—		16.4		—
Employee severance	2.6		5.5		2.3		15.2		6.0
Long-lived asset impairment	—		0.6		—		0.6		—
Insurance gain from Taiwan fire	—		—		(1.8)		—		(1.8)
Gain on sale of product lines	—		—		—		—		(0.9)

	$28.6		$12.7		$(3.1)		$53.1		$(0.3)

(5)    For the nine months ended September 28, 2008, in-process research and development included a charge related to the Nextest acquisition. For the nine months ended September 30, 2007, in-process research and development included a charge from the acquisition of enabling test technology from MOSAID Technologies.

(6) Profit sharing adjustment for non-GAAP items.

(7)    For the quarter and nine months ended September 28, 2008, Interest and Other, net included other-than-temporary impairment of marketable securities, gain on sale of an equity investment, gain on life insurance and a charge for acquisition financing fees. For the nine months ended September 30, 2007, Interest and Other, net included a recognition of fair value of an asset related to an equity investment.

(8) Income tax adjustment for non-GAAP items.

For press releases and other information of interest to investors, please visit Teradyne's homepage on the World Wide Web at http://www.teradyne.com.

Contacts: Teradyne, Inc.

                Tom Newman, 978-370-2425

                Vice President of Corporate Relations